Exhibit 99.4

FOX CORPORATION 1211 AVENUE OF THE AMERICAS 44TH FLOOR NEW YORK, NY 10036 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. During the Meeting—Go to [•] You may attend the virtual special meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: T02785-TBD KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. FOX CORPORATION THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2. 1. Proposal to approve the issuance (the “FOX Stock Issuance”) of Class A common stock, par value $0.01 per share, of Fox Corporation (“FOX”) pursuant to the Agreement and Plan of Merger, dated as of June 14, 2026, (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”), by and among FOX, Roku, Inc., a Delaware corporation, Falcon Merger Sub 1, Inc., a Delaware corporation and a direct wholly-owned subsidiary of FOX, and Falcon Merger Sub 2, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of FOX (the “Stock Issuance Proposal”). 2. Proposal to adjourn the Special Meeting of FOX Class B Common Stockholders (the “FOX Special Meeting”) from time to time, if necessary or appropriate, to solicit additional proxies in the event there are not sufficient votes at the time of the FOX Special Meeting to approve the Stock Issuance Proposal or if a quorum is not present at the FOX Special Meeting. NOTE: In their discretion, the proxies are authorized to vote upon such other business properly brought before the FOX Special Meeting and any adjournment or postponement thereof. For Against Abstain NOTE: This Proxy must be signed exactly as your name appears hereon. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com. T02786-TBD FORM OF PROXY IMPORTANT NOTICE TO STOCKHOLDERS of FOX CORPORATION A Special Meeting of Class B Common Stockholders will be held on [•] at [•] [(Pacific Time)] This proxy is solicited on behalf of the Board of Directors of Fox Corporation The undersigned, a stockholder of Fox Corporation, a Delaware corporation (the “Company”), acknowledges receipt of a copy of the Notice of Special Meeting of Stockholders, the accompanying Joint Proxy Statement/Prospectus, and revoking any proxy previously given, hereby constitutes and appoints Messrs. Lachlan K. Murdoch, John P. Nallen and Adam G. Ciongoli and each of them his or her true and lawful agents and proxies with full power of substitution in each to vote the shares of Class B common stock of the Company standing in the name of the undersigned at the Special Meeting of Stockholders of the Company to be held on at [(Pacific Time)] exclusively via live webcast at , or at any adjournment or postponement thereof, upon the matters set forth in the accompanying Joint Proxy Statement/Prospectus and any other matter that may properly come before the meeting or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATION OF THE FOX BOARD OF DIRECTORS ON EACH OF THE PROPOSALS. THE PROXIES ARE HEREBY ALSO AUTHORIZED TO VOTE IN THEIR DISCRETION ON ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF. PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. FORM OF PROXY (Continued and to be signed on reverse side)